Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 29, 2013, OPKO Health, Inc. (the “Company” or “OPKO”) completed its previously announced acquisition of PROLOR Biotech, Inc. (“PROLOR”), pursuant to an Agreement and Plan of Merger, dated as of April 23, 2013 (the “Merger Agreement”), by and among OPKO, POM Acquisition, Inc., a wholly owned subsidiary of OPKO (“POM”), and PROLOR. Under the terms of the Merger Agreement, POM merged with and into PROLOR (the “Merger”), with PROLOR surviving as a wholly owned subsidiary of OPKO.

As previously reported on Form 8-K/A, the Company completed the share purchase agreement entered into in January 2013 (the “Cytochroma Agreement”) to acquire the net assets of Cytochroma Inc. (“Cytochroma”), a corporation located in Markham, Canada, whose two lead products, both in Phase 3 development, are coded CTAP101 Capsules, a vitamin D prohormone to treat secondary hyperparathyroidism in patients with stage 3 or 4 chronic kidney disease and vitamin D insufficiency, and Fermagate Tablets, a non-absorbed phosphate binder to treat hyperphosphatemia in dialysis patients (the “Cytochroma Acquisition”). The transaction closed on March 4, 2013.

The following unaudited pro forma condensed consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow proscribed SEC guidelines. The historical condensed consolidated financial statements of the Company have been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) expected to have a continuing impact on the Company.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013, presents pro forma effects of the transaction as if the acquisition had occurred on June 30, 2013. The unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2012 and the six months ended June 30, 2013, present the pro forma effects as if the acquisition occurred on January 1, 2012.

The unaudited pro forma financial statements are presented for informational purposes only and do not purport to present what the Company’s results would have been had the acquisition actually occurred on the dates presented or to project the Company’s results from operations or financial position for any future period. These unaudited pro forma financial statements and accompanying notes should be read together with the Company’s audited consolidated financial statements and the accompanying notes, as of and for the fiscal year ended December 31, 2012 and the Company’s unaudited consolidated financial statements and the accompanying notes as of and for the three and six months ended June 30, 2013.

OPKO Health, Inc. and subsidiaries

Pro-Forma Condensed Consolidated Balance Sheets

As of June 30, 2013 (unaudited)

(in thousands, except share and per share data)

		PROLOR
	OPKO Health, Inc.	Biotech, Inc.	Pro Forma		Pro Forma
	As reported	As reported	Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$119,061	$19,017	$—		$138,078
Marketable securities	50,027	5,227	—		55,254
Accounts receivable, net	22,227	—	—		22,227
Inventories, net	19,778	—	—		19,778
Prepaid expenses and other current assets	19,023	788	—		19,811

Total current assets	230,116	25,032	—		255,148
Property, plant and equipment, and investment properties, net	16,577	1,057	—		17,634
Intangible assets, net	79,775	—	—		79,775
In-process research and development	203,052		597,400	d	800,452
Goodwill	82,086	—	122,832	d	204,918
Investments, net	26,690	—	—		26,690
Other assets	2,784	358	—		3,142

Total assets	$641,080	$26,447	$720,232		$1,387,759

LIABILITIES, SERIES D PREFERRED STOCK, AND EQUITY
Current liabilities:
Accounts payable	$11,646	$502	$—		$12,148
Accrued expenses	31,045	2,650	—		33,695
Current portion of lines of credit and notes payable	16,778	—	—		16,778

Total current liabilities	59,469	3,152	—		62,621
3.00% convertible senior notes, net of discount and estimated fair value of embedded derivatives	188,524	—	—		188,524
Other long-term liabilities, principally contingent consideration and deferred tax liabilities	80,603	481	156,403		237,487

Total long-term liabilities	269,127	481	156,403		426,011

Total liabilities	328,596	3,633	156,403		488,632

Commitments and contingencies:
Series D Preferred Stock - $0.01 par value, 2,000,000 shares authorized; no shares issued or outstanding	—	—	—		—
Equity:
Series A Preferred Stock - $0.01 par value, 4,000,000 shares authorized; no shares issued or outstanding	—	—	—		—
Series C Preferred Stock - $0.01 par value, 500,000 shares authorized; no shares issued or outstanding	—	—	—		—
Common Stock - $0.01 par value, 500,000,000 shares authorized; 339,045,029 shares issued at June 30, 2013	3,391	1	(1	)b	4,028
			637	a
Treasury Stock - 2,293,056 shares at June 30, 2013	(7,457)	—	—		(7,457)
Additional paid-in capital	742,097	105,361	(105,361	)b	1,328,103
	—	—	586,006	a
Accumulated other comprehensive income	2,830	—	—		2,830
Accumulated deficit	(426,379)	(82,548)	82,548	b	(426,379)

Total shareholders’ equity	314,482	22,814	563,829		901,125

Non-controlling interest	(1,998)	—	—		(1,998)

Total equity	312,484	22,814	563,829		899,127

Total liabilities, Series D Preferred Stock, and equity	$641,080	$26,447	$720,232		$1,387,759

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

OPKO Health, Inc. and subsidiaries

Pro-Forma Condensed Consolidated Statement of Operations

For the six months ended June 30, 2013

(unaudited)

(in thousands, except share and per share data)

					Pro Forma
			Cytochroma		Combined
	OPKO		Canada Inc.		Including	PROLOR
	Health, Inc.	Cytochroma	Pro Forma		Cytochroma	Biotech, Inc.	Pro Forma	Pro Forma
	As reported	Canada Inc. e, f	Adjustments		Canada Inc.	As reported	Adjustments	Combined
Revenues:
Product sales	$34,145	$—	$—		$34,145	$—	$—	$34,145
Revenue from services	6,280	—	—		6,280	—	—	6,280
Revenue from transfer of intellectual property	14,772	—	—		14,772	—	—	14,772

Total revenues	55,197	—	—		55,197	—	—	55,197

Costs and expenses:
Costs of revenue	24,860	—	—		24,860	—	—	24,860
Selling, general and administrative	26,303	464	—		26,767	5,998	—	32,765
Research and development	19,467	1,304	—		20,771	8,587	—	29,358
Contingent consideration	3,921	—	—		3,921	—	—	3,921
Other operating expenses, principally amortization of intangible assets	5,402	1,484	(1,427	) c,g	5,459	—	—	5,459

Total costs and expenses	79,953	3,252	(1,427)		81,778	14,585	—	96,363

Operating loss	(24,756)	(3,252)	1,427		(26,581)	(14,585)	—	(41,166)
Fair value changes of derivative instruments, net	(10,898)	—	—		(10,898)	—	—	(10,898)
Other income (expense), net	3,768	(7,731)	7,585	g	3,622	(45)	—	3,577

Loss before income taxes and investment losses	(31,886)	(10,983)	9,012		(33,857)	(14,630)	—	(48,487)
Income tax (provision) benefit	(968)	124	—		(844)	—	—	(844)

Loss before investment losses	(32,854)	(10,859)	9,012		(34,701)	(14,630)	—	(49,331)
Loss from investments in investees	(6,261)	—	—		(6,261)	—	—	(6,261)

Net loss	(39,115)	(10,859)	9,012		(40,962)	(14,630)	—	(55,592)
Less: Net loss attributable to noncontrolling interests	(1,506)	—	—		(1,506)	—	—	(1,506)

Net loss attributable to common shareholders before preferred stock dividend	(37,609)	(10,859)	9,012		(39,456)	(14,630)	—	(54,086)
Preferred stock dividend	(420)	—	—		(420)	—	—	(420)

Net loss attributable to common shareholders	$(38,029)	$(10,859)	$9,012		$(39,876)	$(14,630)	$—	$(54,506)

Loss per common share, basic and diluted	$(0.12)				$(0.12)			$(0.14)

Weighted average number of common shares outstanding, basic and diluted	324,898,133		7,027,933	h	331,926,066		63,437,579	395,363,645

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

OPKO Health, Inc. and subsidiaries

Pro-Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2012

(unaudited)

(in thousands, except share and per share data)

	OPKO Health, Inc. As reported	Cytochroma Canada Inc. e	Cytochroma Canada Inc. Pro Forma Adjustments		Pro Forma Combined Including Cytochroma Canada Inc.	PROLOR Biotech, Inc.	Pro Forma Adjustments	Pro Forma Combined
Revenues:
Product sales	$45,295	$—	$—		$45,295	$—	$—	$45,295
Revenue from services	1,749	—	—		1,749	—	—	1,749
Revenue from transfer of intellectual property	—	6,551	—		6,551	—	—	6,551

Total revenues	47,044	6,551	—		53,595	—	—	53,595

Costs and expenses:
Costs of revenue	27,878	—	—		27,878	—	—	27,878
Selling, general and administrative	27,795	3,442	—		31,237	3,356	—	34,593
Research and development	19,520	9,499	—		29,019	15,033	—	44,052
Contingent consideration	785	—	—		785	—	—	785
Other operating expenses, principally amortization of intangible assets	8,335	714	(383	)c, g	8,666	—	—	8,666

Total costs and expenses	84,313	13,655	(383)		97,585	18,389	—	115,974

Operating loss from continuing operations	(37,269)	(7,104)	383		(43,990)	(18,389)	—	(62,379)
Fair value changes of derivative instruments, net	1,340	—	—		1,340	—	—	1,340
Other income (expense), net	(1,284)	(2,466)	1,595	g	(2,155)	118	—	(2,037)

Loss from continuing operations before income taxes and investment losses	(37,213)	(9,570)	1,978		(44,805)	(18,271)	—	(63,076)
Income tax benefit	9,626	839	—		10,465	—	—	10,465

Loss before investment losses	(27,587)	(8,731)	1,978		(34,340)	(18,271)	—	(52,611)
Loss from investments in investees	(2,062)	—	—		(2,062)	—	—	(2,062)

Loss from continuing operations	(29,649)	(8,731)	1,978		(36,402)	(18,271)	—	(54,673)
Income from discontinued operations, net of tax	109	—	—		109			109

Net loss	(29,540)	(8,731)	1,978		(36,293)	(18,271)	—	(54,564)
Less: Net loss attributable to noncontrolling interests	(492)	—	—		(492)	—	—	(492)

Net loss attributable to common shareholders before preferred stock dividend	(29,048)	(8,731)	1,978		(35,801)	(18,271)	—	(54,072)
Preferred stock dividend	(2,240)	—	—		(2,240)	—	—	(2,240)

Net loss attributable to common shareholders	$(31,288)	$(8,731)	$1,978		$(38,041)	$(18,271)	$—	$(56,312)

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.11)				$(0.12)			$(0.15)
Income (loss) from discontinued operations	0.00				0.00			0.00

Net loss per share	$(0.11)				$(0.12)			$(0.15)

Weighted average number of common shares outstanding, basic and diluted	295,750,077		20,517,030		316,267,107		63,437,579	379,704,686

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Notes:

(a)	Reflects the consideration paid at closing to PROLOR’s shareholders in OPKO common stock.
(b)	Reflects the elimination of PROLOR’s equity capital.
(c)	The pro forma amortization expense assumes the transaction closed on January 1, 2012.
(d)	The following table reflects the estimated fair value of the acquired intangible assets determined in the initial purchase price allocation of PROLOR, which is preliminary and subject to change:

Intangible asset	Purchase price allocation	Estimated useful life
In-process research and development	$597,400	Indefinite
Goodwill	122,832	Indefinite

TOTAL	$720,232

(e)	All amounts for Cytochroma have been translated into U.S dollars from Canadian dollars.
(f)	Includes the activity for the period from January 1, 2013 through March 3, 2013. The acquisition of Cytochroma was on March 4, 2013; therefore the activity from that date on was recorded on OPKO’s condensed consolidated statement of operations for the period ended June 30, 2013.
(g)	OPKO purchased the net assets of Cytochroma. The adjustment is required to remove those assets and liabilities that relate to other entities within the consolidated Cytochroma that were not acquired, as the amortization of deferred financing costs and interest expense.
(h)	Adjusted weighted average number of shares outstanding as if the acquisition of Cytochroma had occurred on January 1, 2013.